                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                 T-NETIX, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

        -----------------------------------------------------------------------

   (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

        -----------------------------------------------------------------------

   (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

        -----------------------------------------------------------------------

   (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

        -----------------------------------------------------------------------

   (5)  TOTAL FEE PAID:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                 T-NETIX, INC.
                             67 INVERNESS WAY EAST
                           ENGLEWOOD, COLORADO 80112
                                 (303) 790-8023

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 28, 2001

To the Stockholders of T-NETIX, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of T-NETIX, Inc., a Colorado corporation (the "Company"), will be held on Thursday, June 28, 2001, at 10:00 a.m. local time at the Omni Mandalay Hotel, 221 East Las Colinas Blvd., Irving, Texas for the following purposes:

          1. To elect three directors of the Company to hold office until the 2004 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;


          2. To approve the 2001 Stock Option Plan;



          3. To approve the reincorporation of the Company as a Delaware corporation;



          4. To ratify the selection of KPMG LLP, independent auditors, as auditors of the Company for the year ending December 31, 2001; and



          5. To transact such other business as may properly come before the meeting or any adjournments thereof.


     The names of the nominees for directors are set forth in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on May 28, 2001, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.


     A copy of the Company's 2000 Annual Report to Stockholders, which includes the Company's consolidated financial statements, was mailed with this Notice on or about June 1, 2001, to all stockholders of record on the record date. The Company's Annual Report on Form 10-K to the Securities and Exchange Commission may be obtained without charge upon written request directed to the Secretary of the Company at the address above. The officers and directors of the Company cordially invite you to attend the Annual Meeting.


     Whether or not you expect to attend the Annual Meeting, you should complete, date and sign the enclosed proxy card and mail it promptly in the enclosed postage prepaid envelope. The proxy card must be signed and returned in order to be counted.

                                            By Order of the Board of Directors,

                                                   /s/ JOHN GIERSCHER
                                            ------------------------------------
                                                       John Gierscher
                                               Assistant Corporate Secretary

Englewood, Colorado
June 1, 2001

                                 T-NETIX, INC.

                             67 INVERNESS WAY EAST
                           ENGLEWOOD, COLORADO 80112

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 28, 2001

INTRODUCTION


     This Proxy Statement is furnished to the stockholders of T-NETIX, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on Thursday, June 28, 2001 at 10:00 a.m. local time at the Omni Mandalay Hotel, 221 East Las Colinas Blvd., Irving, Texas, and at any adjournments thereof. The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials were mailed on or about June 1, 2001, to the stockholders of record at the close of business on May 28, 2001 (the "Record Date").


     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of the Company's common stock (the "Common Stock"). The Company has arranged for Corporate Stock Transfer, Inc. to serve as its agent to coordinate and oversee the return of proxy cards.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 14,999,151 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on all matters on which stockholders may vote. There is no cumulative voting in the election of directors.

     The inspectors of election appointed for the meeting will tabulate votes cast by proxy or in person at the Annual Meeting. Attendance in person or by proxy of holders of a majority of the outstanding Common Stock is required for a quorum at the Annual Meeting. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be treated as shares that are present for purposes of determining the presence of a quorum, but not be considered as present and entitled to vote with respect to that matter.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is exercised. It may be revoked by (1) filing a written notice of revocation with the Assistant Secretary of the Company at the Company's principal executive offices, 67 Inverness Drive East, Suite 100, Englewood, Colorado 80112, (2) duly executing and delivering a proxy bearing a later date, or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SUMMARY OF PROPOSALS

     Stockholders will be asked to vote upon the following proposals at the Annual Meeting:

          (a) Election of the following three persons to the Board of Directors:
     Daniel J. Taylor, Richard E. Cree and Thomas E. Larkin.


          (b) Approval of 2001 Stock Option Plan.



          (c) Approval of the reincorporation of the Company as a Delaware corporation.


          (d) Ratification of the selection of KPMG LLP as independent auditors for the Company for 2001.

The proxies will be voted, unless authority to do so is withheld, to (i) elect the three nominees recommended by the Board, (ii) to approve the 2001 Stock Option Plan; (iii) to approve the reincorporation of the Company as a Delaware corporation; and (iv) to ratify the selection of KPMG LLP as the Company's auditors for 2001.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     The names, ages (as of December 31, 2000), positions with the Company and the business experience over the past five years of each of the directors and executive officers is set forth below. Each director has served continuously with the Company since the date indicated below.


                                                                                       TERM TO
NAME                                AGE              POSITION(S)               SINCE    EXPIRE
----                                ---              -----------               -----   --------
Daniel M. Carney..................  69    Chairman and Director                1991      2002
Robert A. Geist...................  60    Director (2)                         1994      2002
James L. Mann.....................  66    Director (2)                         1995      2002
Martin T. Hart....................  64    Director (1)                         1997      2003
John H. Burbank, III..............  37    Director (1)                         1999      2003
Daniel J. Taylor..................  57    Director (1)                         1999      2001
W.P. Buckthal.....................  73    Director (2)                         1999      2003
B. Holt Thrasher..................  40    Director                             1999      2003
Richard E. Cree...................  51    Director and EVP Corporate           1999      2001
                                            Development
Thomas E. Larkin..................  42    Director, CEO and President          2000      2001
Scott Spiek.......................  36    EVP Technology and Engineering       2000       N/A
Nancy K. Lee......................  43    EVP Billing and Regulatory           2000       N/A
Kenneth R. Stibler................  42    EVP Operations                       2000       N/A
John Gierscher....................  54    Corporate Controller and Asst.       2000       N/A
                                            Secretary


---------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee

     Mr. Carney has served as a director of the Company since 1991 and as Chairman since 1998. Since 1997, Mr. Carney has been a private investor. He co-founded Pizza Hut, Inc. in 1958 and served as Chairman of the Board until 1975 and as a director through 1977 when Pizza Hut was acquired by PepsiCo, Inc.

     Mr. Geist has served as a director of the Company since August 1994. Since 1979, he has been Chairman of the Board and Chief Executive Officer of Rage Administrative & Marketing Services, Inc., a management company for Pizza Hut franchises. Since 1991, he has been a director of Beauty Warehouse, Inc. (a franchisor of beauty salons and professional beauty products).

     Mr. Mann became a director of the Company in September 1995. Since 1986, Mr. Mann has been the Chairman and Chief Executive Officer of SunGard Data Systems, Inc., a provider of proprietary application software systems and processing services for investment support activities and a provider of computer disaster recovery services. From 1983 to 1986 he was SunGard's President and Chief Operating Officer. From 1981 to 1983 he was President of Bradford National Corporation, a computer services and software concern.

     Mr. Hart has served as a director of the Company since 1997. Mr. Hart is a Denver-based businessman and investor. Mr. Hart serves as a director of P.J. America, a food service company, Pacific National Financial Group, a bank holding company, MassMutual Corporate Investors, an investment company, MassMutual Participation Investors, an investment company, Optical Securities Corporation, a manufacturer of security systems, Ardent Software, Inc., a data management company, and Schuler Homes, Inc., a real estate development company.

     Mr. Burbank has served as a director of the Company since February 1999. Since 1999, Mr. Burbank has been the Director of Research at St. Claire Capital, a hedge fund. From 1996 to 1999, Mr. Burbank was the

Director of Research at ValueVest Management Co., a global value hedge fund. From 1993 to 1994 Mr. Burbank was a joint venture partner in Odwalla, Inc., a fresh juice company. Mr. Burbank holds an MBA from Stanford Graduate School of Business and a B. A. from Duke University.

     Mr. Taylor has served as a director of the Company since February 1999. Since 1996 Mr. Taylor has been a private investor. From 1993 to 1996, Mr. Taylor was Chairman of the Board of Advantage Companies, Inc., a holding company with subsidiaries that operated rental-purchase stores. From 1977 to 1992, Mr. Taylor was Chairman of the Board of various Pizza Hut franchise companies, in addition, Mr. Taylor served as the Senior Vice President of Finance for Pizza Hut, Inc.

     Mr. Buckthal has served as a director of the Company since June 1999. Mr. Buckthal has been an independent geologist and oil and gas producer in Amarillo, Texas for the past 35 years. Prior to that, he was a geologist for Hamilton Brothers for three years and for Texaco for ten years. He is a member of the American Association of Petroleum Geologists and has been active in that organizations' Division of Professional Affairs, including serving as national board secretary. He has also served on the Alumni Advisory Counsel of the School of Geology and Geophysics at the University of Oklahoma. After serving two years in the Navy during World War II, Mr. Buckthal attended the University of Oklahoma and received a BS degree in geology.


     Mr. Thrasher has served as a director of the Company since June 1999. Mr. Thrasher is a managing director of Broadview International, LLC, an investment banking firm. Mr. Thrasher oversees the Communications Software and Telecommunications Services practice of Broadview. Before joining Broadview, Mr. Thrasher was a consultant with Omnipoint, a PCS service provider and developer of wireless communications equipment. Earlier, he was a vice president at Smith Barney and prior to that an associate at Brown Brothers Harriman, both investment banking firms. Mr. Thrasher serves as a director of SignalSoft Corporation, a wireless location service provider and the Kairos Foundation, a non-profit organization. Mr. Thrasher holds a MBA degree from the International Institute of Management Development in Lausanne, Switzerland and a B.A. degree from Colby College.


     Mr. Cree served as Chief Operating Officer of the Company from June 1999 through March 2000, and has been a director of the Company since June 1999. From 1989 to 1999, Mr. Cree was the Chief Executive Officer and President of Gateway Technologies, Inc. From 1982 to 1988, Mr. Cree was Executive Vice President of American Republic Bancshares, a bank holding company based in New Mexico. From 1971 to 1982, Mr. Cree served as President and Chief Executive Officer of C-Five, a telecommunications company specializing in the manufacture and development of peripheral telecommunications equipment.


     Mr. Larkin has served as the President of the Company since March 2000 and as Chief Executive Officer since November 2001. Mr. Larkin was appointed to the Board of Directors in January 2001. From 1999 to 2000 he served as Executive Vice President of Sales. From June 1997 to 1999 Mr. Larkin was the Vice President Government and Carrier Relations with Rostelsat Jupiter Investments, an international trade broker. From January 1997 to June 1997 Mr. Larkin was Regional Sales Manager for Palmer Wireless, a wireless communications services company. From 1992 to 1997 Mr. Larkin was the Director of Business Development and Government Sales for Ramoil Management Company, a international trade broker. From 1991 to 1992 Mr. Larkin was Director of National Accounts for Nextel Communications, a wireless communications services company. From 1983 to 1991 Mr. Larkin served in varying positions including General Manager for McCaw Cellular Communications, a wireless communications services company.


     Mr. Spiek has served as executive Vice President Technology and Engineering of the Company since April 2000. Prior to joining the Company, he spent 14 years in various leadership positions with U S WEST Internet Services (now known as Qwest), Cellular One, USA.net/telephone Express and Airtouch Cellular. Management responsibilities included numerous telecommunications projects, strategic product planning, network equipment and facilities design, ISP platform and Point of Presence buildout, telecommunications switching center buildout and cellular switch and base station buildout.

     Ms. Lee has served as Executive Vice President Billing and Regulatory of the Company since April 2000. Ms. Lee, prior to the merger with T-NETIX, served in various management positions with Gateway

Technologies since 1990. Ms. Lee is also a Certified Public Accountant and her prior experience included over ten years in various accounting roles in private industry.


     Mr. Stibler has served as Executive Vice President Operations of the Company since May 2000. Prior to joining the Company, he spent twenty years in telecommunications management positions. The majority of his career with Pacific Telesis Group and their spin-off, Vodafone AirTouch, in general management and director of sales and marketing positions. From July 1993 to January 1996 he served as Director of Sales and Marketing, then as General Manager from January 1996 until March 1998 at Vodafone AirTouch.



     Mr. Gierscher has served as Corporate Controller of the Company since May 2000 and assistant secretary since December 2000. Prior to joining the Company, he spent over twenty years in accounting and financial positions in various industries. He has held management positions in several corporations, most recently as Chief Financial Officer of Random Access, Inc. from May 1989 to April 1996.


BOARD AND COMMITTEE MEETINGS

     During 2000, the Board met on 7 occasions (4 regular meetings and 3 special meetings). All other actions taken by the Board during 2000 were accomplished by means of unanimous written consent. During 2000 all directors attended at least 75% of the meetings of the Board and of the committees of the Board on which they were members except for Mr. Thrasher who attended 71% of the meetings and Mr. Taylor who attended 70% of the meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee reviews the results and scope of the annual audit and other accounting related services, oversees the Company's internal financial control systems and procedures, reviews and approves the Company's financial statements, and coordinates and approves the activities of the Company's auditors. The Audit Committee, which is currently comprised of Mr. Hart (Chairman), Mr. Taylor and Mr. Burbank, met 3 times during 2000, of which two were attended by KPMG LLP, the Company's independent auditors. All members of the Audit Committee are directors, but not officers or employees of the Company. See "Report by Audit Committee."

     The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for officers and employees of the Company. See "Report by Compensation Committee on Executive Compensation." The committee is currently comprised of Mr. Mann (Chairman), Mr. Buckthal, and Mr. Geist. The Compensation Committee met one time during 2000.

DIRECTOR COMPENSATION

     Each non-employee director of the Company receives:

     - $1,000 for each regular meeting of the Board attended;

     - stock options for 20,000 shares of Common Stock upon initial selection to the Board pursuant to the Company's Non-Qualified Stock Option Plan (the "NQSO Plan").

     Directors who are also employees of the Company do not receive compensation for their service on the Board. The Company also provides directors' and officers' liability insurance and indemnity agreements for its directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The three members of the Compensation Committee, Messrs. Mann, Buckthal and Geist, have no interlocking relationships as defined by rules and regulations of the Securities and Exchange Commission. The Compensation Committee determined the compensation for the Company's chief executive officer for 2000 and granted stock options in 2000 under the Company's stock option plans. See "Stock Option Plans."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     As of May 23, 2001, there were 14,999,151 shares of Common Stock outstanding held of record by approximately 250 stockholders. The following table sets forth as of May 23, 2001, the number and percentage of outstanding shares of Common Stock beneficially owned by (a) each person known by the Company to beneficially own more than 5% of the outstanding Common Stock, (b) each current director of the Company, (c) each executive officer named in the Executive Compensation table on page 6, and (d) all directors and executive officers of the Company as a group. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of May 28, 2001 are deemed outstanding for computing the percentage ownership of the person holding the options.


NAME AND ADDRESS                                     AMOUNT AND NATURE      PERCENT OF OUTSTANDING
OF BENEFICIAL OWNER                               OF BENEFICIAL OWNERSHIP        COMMON STOCK
-------------------                               -----------------------   ----------------------
Daniel M. Carney................................         1,886,640(1)                12.6%
  Tallgrass Executive Park
  Building 1900
  8100 East 22nd Street North
  Wichita, KS 67226
W.P. Buckthal...................................           663,856(2)                 4.4%
Richard E. Cree.................................           569,120(3)                 3.8%
Robert A. Geist.................................           310,000(4)                 2.1%
Daniel J. Taylor................................           559,767(5)                 3.7%
Martin T. Hart..................................            60,000(6)                   *
James L. Mann...................................            21,900(7)                   *
John H. Bubank, III.............................            14,450(8)                   *
B. Holt Thrasher................................             9,200(9)                   *
Thomas E. Larkin................................            75,000(10)                  *
Scott Spiek.....................................             3,125(11)                  *
Kenneth R. Stibler..............................                --                     --
All executive officers and directors of the
  Company as a group (15 persons)...............         3,780,260(12)               27.7%

---------------

  *  Less than 1.0%.


 (1) Includes (i) 25,000 shares issuable pursuant to warrants exercisable within 60 days of May 28, 2001; and (ii) 20,000 shares issuable pursuant to options exercisable within 60 days of May 28, 2001.



 (2) Includes 5,000 shares issuable pursuant to options exercisable within 60 days of May 28, 2001.



 (3) Includes (i) 62,559 shares owned by family trusts for which Mr. Cree is Trustee; and (ii) 196,046 shares issuable pursuant to options exercisable within 60 days of May 28, 2001.



 (4) Includes 20,000 shares issuable pursuant to options exercisable within 60 days of May 28, 2001.



 (5) Includes 10,000 shares issuable pursuant to options exercisable within 60 days of May 28, 2001.



 (6) Includes 15,000 shares issuable pursuant to options exercisable within 60 days of May 28, 2001.



 (7) Includes 20,000 shares issuable pursuant to options exercisable within 60 days of May 28, 2001.



 (8) Includes 10,000 shares issuable pursuant to options exercisable within 60 days of May 28, 2001.



 (9) Includes 5,000 shares issuable pursuant to options exercisable within 60 days of May 28, 2001.



(10) Includes 55,000 shares issuable pursuant to options exercisable within 60 days of May 28, 2001.



(11) Includes 3,125 shares issuable pursuant to options exercisable within 60 days of May 28, 2001.



(12) Includes 405,475 shares issuable pursuant to options and warrants exercisable within 60 days of May 28, 2001.

                             EXECUTIVE COMPENSATION


     The following table sets forth information concerning all compensation received for services rendered for the fiscal years ended December 31, 2000, 1999 and 1998 for the Company's Chief Executive Officer, and by executive officers who were serving as executive officers at the end of 2000 and other highly compensated non-executive officers, each of whose total annual salary and bonus exceeded $100,000. No restricted stock awards, long-term incentive plan payouts or stock appreciation rights ("SARS") were granted to Mr. Larkin, Mr. Schopp, Mr. Cree, Mr. Spiek or Mr. Stibler in such years.


                         SUMMARY COMPENSATION TABLE(1)

                                                                                LONG-TERM
                                                                              COMPENSATION
                                                                              -------------
                                                   ANNUAL COMPENSATION         SECURITIES
                                     FISCAL   -----------------------------    UNDERLYING
NAME AND PRINCIPAL POSITION(8)        YEAR     SALARY    BONUS(2)    OTHER    STOCK OPTIONS
------------------------------       ------   --------   --------   -------   -------------
Thomas E. Larkin..................    2000    $176,000   $30,000    $    --      185,000
  Chief Executive Officer(3)          1999    $ 56,000   $21,000    $15,000       35,000
                                      1998    $     --   $    --    $    --           --
Alvyn A. Schopp...................    2000    $160,000   $    --    $69,000      322,000
  Chief Executive Officer(4)          1999    $180,000   $    --    $    --           --
                                      1998    $167,000   $17,000    $    --      100,000
Richard E. Cree...................    2000    $190,000   $    --    $    --       20,000
  EVP Business Development            1999    $187,000   $    --    $    --       20,000
                                      1998    $175,000   $    --    $    --       38,119
Scott Spiek(5)....................    2000    $135,000   $24,000    $21,000       55,000
  EVP Technology and Engineering      1999    $ 11,000   $    --    $13,000       12,500
                                      1998    $     --   $    --    $    --           --
Kenneth R. Stibler(6).............    2000    $ 90,000   $32,000    $    --       35,000
  EVP Operations                      1999          --        --    $    --           --
                                      1998          --        --    $    --           --

---------------

(1) With respect to each of the individuals named in the Summary Compensation Table, the aggregate amount of perquisites and other personal benefits received did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for each individual, except for those specifically noted.

(2) Bonuses, if applicable, were paid pursuant to Management Incentive Programs described below under "Management Incentive Programs".


(3) Mr. Larkin was hired in July 1999 and was appointed CEO in November 2000.


(4) Mr. Schopp resigned as CEO in August 2000. The separation agreement called for a one-time payment of $69,000. Pursuant to his separation agreement the company also cancelled existing incentive stock options for 322,000 shares and issued non-qualified stock options for 322,000 shares under the same economic terms.

(5) Mr. Spiek was hired in November 1999 and has an annual salary of $165,000.

(6) Mr. Stibler was hired in April 2000 and has an annual salary of $150,000.


STOCK OPTION PLANS


     The Company's 1993 Incentive Stock Option Plan, adopted by the Company on May 1, 1993 and the Company's 1991 Incentive Stock Option Plan, adopted by the Company on January 10, 1991, (together, the "ISO Plans") provide that options for Common Stock may be granted to such key employees, including officers and directors who are also employees, of the Company or its subsidiaries whom the Board of Directors deems to be important to the future of the Company or its subsidiaries. The NQSO Plan adopted by the Company on January 10, 1991, provides that options for Common Stock may be granted to eligible employees, officers and directors of the Company or its subsidiaries. The period for which an option is granted under all three plans may not exceed ten years from the date of the grant. In general, an optionee may not exercise any part of an option granted under the two incentive plans unless the optionee has been in the continuous employment of the Company or a subsidiary at all times from the date of the grant until the date three months prior to the date of exercise. The Board of Directors determines the option price per share at the time and option is granted and the option price cannot be less than 100 percent of the fair market value of the Common Stock on the date of grant. Currently, there are 3,850,000 shares authorized for grant pursuant to the three plans. Of this amount, as of May 28, 2001, options for 2,171,538 shares of Common Stock are outstanding.


     The Board may amend these plans at any time but may not, without shareholder approval, adopt any amendment that would (i) materially increase the benefits accruing to the participants, (ii) materially modify the eligibility requirements, or (iii) increase the maximum number of shares which may be issued under each plan.

     The following table sets forth information concerning stock options granted to each of the named executive officers during 2000 and the potential realizable value for the stock options based on future appreciation assumptions.

                             OPTION GRANTS IN 2000

                                       PERCENT                              POTENTIAL REALIZABLE VALUE
                         NUMBER OF     OF TOTAL                              AT ASSUMED ANNUAL RATES
                         SECURITIES    OPTIONS                             OF STOCK PRICE APPRECIATION
                         UNDERLYING   GRANTED TO   EXERCISE                     FOR OPTION TERM(1)
                          OPTIONS     EMPLOYEES    OR BASE                  POTENTIAL REALIZABLE VALUE
                          GRANTED     IN FISCAL     PRICE     EXPIRATION   ----------------------------
NAME                        3(#)         YEAR       ($/SH)       DATE        0%        5%        10%
----                     ----------   ----------   --------   ----------   -------   -------   --------
Thomas E. Larkin.......   185,000       27.3%       $6.31        4/4/10    $    --   $58,395   $116,791
Richard E. Cree........    20,000        3.0%       $4.81       6/14/10    $    --   $ 4,813   $  9,626
Scott Spiek............    45,000       76.7%       $3.69        9/1/10    $    --   $ 8,298   $ 16,596
                           10,000        1.5%       $2.25      11/16/10    $    --   $ 1,125   $  2,250
                            2,000        0.3%       $2.06      12/29/01    $    --   $   206   $    413
Kenneth R. Stibler.....    35,000        5.2%       $3.69        9/1/10    $    --   $ 6,454   $ 12,908
                            7,000        1.0%       $2.06      12/29/10    $    --   $   722   $  1,444
Alvyn A. Schopp(2).....    50,000          --       $3.25       8/23/03    $18,750   $27,813   $ 36,875
                          100,000          --       $5.00      12/31/08    $    --   $    --   $     --
                           65,000          --       $5.50       8/15/04    $    --   $    --   $     --
                           75,000          --       $7.25       12/7/05    $    --   $    --   $     --
                           32,000          --       $7.25       8/23/06    $    --   $    --   $     --

---------------

(1) Amounts reported in these columns show hypothetical gains that may be realized upon exercise of the options assuming that market price of Common Stock appreciates at the specified annual rates of appreciation, compounded annually over the terms of the options. These numbers are calculated based upon rules promulgated by the SEC. Actual gains, if any, depend on the future performance of Common Stock and overall market conditions.


(2) Granted pursuant to a separation agreement. As part of the separation agreement, the Company cancelled existing incentive stock options for 322,000 shares and issued non-qualified stock options for 322,000 shares under the same economic terms.

     The following table sets forth information about the number and value of unexpired stock options held at December 31, 2000 by each named officer.

         AGGREGATED OPTION EXERCISES IN 2000 AND YEAR END OPTION VALUES

                                                          NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                          OPTIONS AT FISCAL             OPTIONS AT FISCAL
                              SHARES       VALUE            YEAR END (#)                 YEAR END($)(1)
                           ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
NAME                       EXERCISE (#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       ------------   --------   -----------   -------------   -----------   -------------
Thomas E. Larkin.........       --           --         55,000        165,000        $    --         $ --
Richard E. Cree..........       --           --        196,046         20,000        $79,749         $ --
Scott Spiek..............       --           --          3,125         66,375        $    --         $ --
Kenneth R. Stibler.......       --           --             --         42,000        $    --         $ --
Alvyn A. Schopp..........       --           --        272,000         50,000        $    --         $ --

---------------

(1) Represents the difference between option exercise price and the closing sales price per share of the Common Stock as quoted on Nasdaq on December 29, 2000 ($2.06 per share).

MANAGEMENT INCENTIVE PROGRAMS


     In 1999, the Board of Directors adopted the 2000 Management Incentive Program (covering fiscal 2000) by readopting the basic terms as the prior year Management Incentive Program with new performance targets.


     In 1998, the Board of Directors adopted the 1999 Management Incentive Program (covering fiscal 1999) by readopting the basic terms as the prior year Management Incentive Program with new performance targets.


     In 1997, the Board adopted the 1998 Management Incentive Program (covering fiscal 1998) which provided that certain employees of the Company will be rewarded for achieving specific individual and Company objectives. The 1998 Management Incentive Program rewarded individuals for Company performance targets based on revenue and earnings before interest and taxes (subject to adjustment for extraordinary events).


EMPLOYMENT AGREEMENTS

     In connection with the merger with Gateway, the Company entered into an employment agreement with Mr. Cree. The term of the agreement is three years, and it provides for a base annual salary of $190,000. In addition, over a two-year period Mr. Cree will receive options to purchase a total of 60,000 shares of Common Stock, and will receive vacation time and other benefits commensurate with this position. Mr. Cree will not receive compensation for his participation on the Board of Directors of the Company or any of its subsidiaries. Under the employment agreement, the Company may terminate Mr. Cree's employment at any time, with or without "cause" (as defined in the employment agreement.) If, during the term of the employment agreement, Mr. Cree is terminated without cause, or is terminated because of a change of control of the Company, he will receive certain benefits. As part of the employment agreement, Mr. Cree has agreed not to disclose confidential information about the Company to any third party, and not to compete against the Company, in each case for the duration of his employment with the Company plus three years.

     The Company entered into an employment agreement with Mr. Larkin in March 2000. The term of the agreement is three years, and it provides for a base annual salary of $180,000. In addition, over a two-year period Mr. Larkin will receive options to purchase a total of 185,000 shares of Common Stock, and will receive vacation time and other benefits commensurate with this position. Under the employment agreement, the Company may terminate Mr. Larkin's employment at any time, with or without "cause" (as defined in the employment agreement.) If, during the term of the employment agreement, Mr. Larkin is terminated without cause, or is terminated because of a change of control of the Company, he will receive certain benefits. As part of the employment agreement, Mr. Larkin has agreed not to disclose confidential information about the Company to any third party, and not to compete against the Company, in each case for the duration of his employment with the Company plus three years.

         REPORT BY THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee recognizes that the success of the Company, including its ability to expand its service offerings and its markets and to maintain existing contracts and customer relationships, is dependent on the performance of its employees. As a result, the Compensation Committee has adopted the following executive compensation policies:

     - The Company's executive compensation policies should balance the long-term and short-term goals of the Company. They should encourage growth and yet reward current profitability.

     - Base salaries should be at or close to market but salaries should be enhanced by bonus plans and stock option incentives to meet or exceed Company goals, should reward both group and individual performances, and should be flexible in their design and application.

     - Stock options should be awarded to reward performance and to align executives' interests with those of shareholders.

     The Compensation Committee believes its executive compensation program effectively serves the interests of shareholders by allowing the Company to attract and retain talented executive personnel who have incentives to perform at the highest levels. Due to the level of compensation received by the executive officers of the Company, the Committee has not yet deemed it necessary to adopt a policy regarding the one million dollar limit on deductibility of certain executive compensation under Section 162 (m) of the Internal Revenue Code.


     CEO COMPENSATION. Mr. Thomas E. Larkin has served as the Company's Chief Executive Officer since November 2000. Prior to November 2000 he served as the Company's President. In 1999, he was Executive Vice President of sales. For fiscal 2001, Mr. Larkin's base salary is $205,000. The Compensation Committee will continue to review all aspects of Mr. Larkin's compensation annually to establish goals for the ensuing fiscal year against which his performance and adjustments to compensation will be evaluated. For fiscal 2001, Mr. Larkin has been given the opportunity to receive a bonus based upon performance targets. In fiscal 2000, former CEO Mr. Schopp received a base salary of $180,000 in recognition of his duties.


     In summary, the Committee believes that its policy of linking executive compensation to personal and Company performance was met. The Committee believes that the Company's compensation levels adequately reflect its philosophy. In addition, the Committee believes that the Company's executive compensation programs and policies are supportive of its overall objective to enhance stockholder value through the profitable management of its operations.

                                            Compensation Committee

                                            James L. Mann (Chairman)
                                            W. P. Buckthal
                                            Robert A. Geist

                         REPORT BY THE AUDIT COMMITTEE


     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight and review of the Company's accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter adopted and approved by the Board of Directors in June 2000. Each of the members of the Audit Committee is independent as defined by Company policy and the Nasdaq Exchange listing standards. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.



     The responsibilities of the Audit Committee include recommending to the Board and accounting firm to serve as the Company's independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with the Company management and the independent accountants regarding the following:


     - The plan for, and the independent accountants' report on, each audit of the Company's financial statements


     - The Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders, as well as the adequacy of the Company's internal accounting controls, and accounting and financial personnel


     - Changes in the Company's accounting practices, principles, controls or methodologies, or in the Company's financial statements, and recent developments in accounting rules


     This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.


     The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's annual report. The Committee took a number of steps in making this recommendation for Fiscal 2000. First, the Audit Committee discussed with KPMG, the Company's independent auditors for Fiscal 2000, those matters KPMG communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed KPMG's independence with KPMG and received a letter from KPMG regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of KPMG's independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with the Company management and KPMG, the Company's audited consolidated balance sheet at December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2000. Based on the discussions with KPMG concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company's Annual Report on Form 10-K include these financial statements.

                                            AUDIT COMMITTEE

                                            Martin T. Hart (Chairman)
                                            Daniel J. Taylor
                                            John H. Burbank III

STOCK PRICE PERFORMANCE GRAPH

     The following graph presents the cumulative total yearly stockholder return for the Common Stock since December 31, 1995, the date of the Company's initial public offering, compared with the Nasdaq Market Index and the Nasdaq Telecommunications Stock Index. The graph assumes that $100 was invested on December 31, 1995, and that all dividends were reinvested.

                COMPARISON OF 65 MONTH CUMULATIVE TOTAL RETURN*
           AMONG T-NETIX, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

                                 (PERF. GRAPH)

* $100 invested on 7/31/95 in stock or index -- including reinvestment of dividends.
  Fiscal year ending December 31.

                                   JUL-95   JUL-96   JUL-97   JUL-98   DEC-98   DEC-99   DEC-00
                                   ------   ------   ------   ------   ------   ------   ------
T-NETIX, INC.....................  100.00    70.00    64.00    64.00    40.00    34.75    16.50
NASDAQ STOCK MARKET (U.S.).......  100.00   108.96   160.76   189.19   224.45   417.12   250.75
NASDAQ TELECOMMUNICATIONS........  100.00    99.60   132.67   219.80   259.83   463.58   197.44


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Any transactions between the Company and its officers, directors, employees and affiliates that are outside the scope of the Company's employment relationship with such persons will be subject to approval of a majority of the disinterested members of the Board of Directors based upon a determination that the terms are at least as favorable to the Company as those that could be obtained from unrelated parties. The Company believes that the following transaction was in its best interests:


     In April 2000 the Company issued subordinated debt in the amount of $3.75 million to the Company's Chairman Daniel Carney. The note bears interest at prime rate plus one percent per annum and is payable (10% at December 31, 2000) which is payable every six months beginning October 2000. Mr. Carney also received warrants, which are immediately exercisable, to purchase 25,000 shares of common stock at an exercise price of $6.05 per share for a period of five years. The estimated fair value of the stock purchase warrants, calculated using the Black-Scholes model, has been recorded as deferred financing fees and is being amortized over the term of the debt. The maturity date of the note was extended in April 2001 to April 30, 2002.


COMPLIANCE WITH SECTION 16(a)

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2000, to the best of the Company's knowledge the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     At the Annual Meeting, three directors will be elected each to hold office until the Company's 2004 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. All of the nominees are currently directors of the Company. The Board has no reason to anticipate that any nominee will decline or be unable to serve as a director. In the event any nominee does decline or is unable to serve, proxies may be voted for the election of a substitute nominee or the Board may reduce the number of directors to be elected.

     The shares of Common Stock represented by the enclosed proxy will be voted for the election to the Board of the three nominees named below, unless a vote is withheld from one or more individual nominees. If any nominee becomes unavailable for any reason, or if a vacancy should occur before election, shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy. The simple majority vote of shares voting is required for election of directors.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DANIEL J. TAYLOR, RICHARD E. CREE, AND THOMAS E. LARKIN.

                PROPOSAL 2 -- APPROVAL OF 2001 STOCK OPTION PLAN

     You are being asked to approve the 2001 Stock Option Plan (the "2001 Plan"). The 2001 Plan was approved by the Company's Board of Directors on May 18, 2001, and will become effective as of such date if shareholders approve the 2001 Plan at the annual meeting. No awards will be granted under the Plan after the tenth (10th) anniversary of its effective date. If the 2001 Plan is approved by shareholders, no additional options will be granted under the Company's 1991 Non-Qualified Stock Option Plan, 1991 Incentive Stock Option Plan or 1993 Incentive Stock Option Plan (collectively, the "Old Plans").

     The purpose of the 2001 Plan is to promote the interests of the Company and its stockholders by, among other things, (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its subsidiaries and affiliates, (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals, and
(iii) linking their compensation to the long-term interests of the Company and its shareholders.

     The following is a brief summary of the principal features of the 2001 Plan, which is qualified in its entirety by reference to the 2001 Plan itself, a copy of which is attached hereto as Appendix B and incorporated herein by reference.


     Shares Available for Options under the 2001 Plan. Under the 2001 Plan, options may be granted for shares of Common Stock. Subject to adjustment as provided by the terms of the 2001 Plan, the maximum number of shares of Common Stock with respect to which options may be granted under the 2001 Plan is 2,000,000. Additionally, the maximum number of shares with respect to which awards may be granted under the 2001 Plan will be increased by the number of shares with respect to which awards were granted under the Company's Old Plans, as of the effective date of the 2001 Plan, but which terminate, expire unexercised, or are settled for cash, forfeited or canceled without the delivery of shares under the terms of the Old Plans after the effective date of the 2001 Plan.

     Shares of Common Stock subject to an option under the 2001 Plan that are canceled, expire unexercised, forfeited, settled in cash or otherwise terminated without a delivery of shares of common stock to the participant, including shares of Common Stock withheld or surrendered in payment of any exercise or purchase price of an award or taxes relating to an award, remain available for awards under the 2001 Plan. Shares of Common Stock issued under the 2001 Plan may be either newly issued shares or shares which have been reacquired by the Company. In addition, the 2001 Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     With certain limitations, options made under the 2001 Plan may be adjusted to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2001 Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.

     Eligibility and Administration. Current and prospective officers, employees and directors of, and consultants to, the Company or its subsidiaries or affiliates are eligible to be granted awards under the Plan. As of May 18, 2001, approximately 450 individuals were eligible to participate in the 2001 Plan. The 2001 Plan will be administered by a Committee of the Board, to be composed of not less than two non-employee directors, each of whom will be a "Non-Employee Director" for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder and an "outside director" within the meaning of Section 162(m) and the regulations promulgated under the Internal Revenue Code. Awards to non-employee directors serving on the Committee will be determined and administered by the full Board of Directors. The Company anticipates that the Compensation Committee of the Board will perform this function. Subject to the terms of the 2001 Plan, the Committee is authorized to select participants, determine the type and number of options to be granted, determine and later amend (subject to certain limitations) the terms and conditions of any option, interpret and specify the rules and regulations relating to the 2001 Plan, and make all other determinations which may be necessary or desirable for the administration of the 2001 Plan.

     Stock Options. The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the 2001 Plan. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of Common Stock on the date of the grant. The maximum term of each option, the times at which each option will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than 10% of the Company's voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

     Termination of Employment. All options not exercised prior to 90 days after an optionee ceases to serve as a director, officer, employee or consultant of the Company shall be forfeited.

     Change in Control. The Committee in its sole discretion may establish the terms of any acceleration of vesting of options upon a Change in Control (as defined in the 2001 Plan) at the time the options are granted or thereafter.

     Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue or terminate the 2001 Plan or any portion of the 2001 Plan at any time, except that stockholder approval must be obtained for any such action if such approval is necessary to comply with any tax or regulatory requirement with which the Board deems it desirable or necessary to comply. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any option, either prospectively or retroactively. The Committee does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the canceled options. The Committee also may not adversely affect the rights of any option holder without the option holder's consent.

     Other Terms of Options. The Company may take action, including the withholding of amounts from any award made under the 2001 Plan, to satisfy withholding and other tax obligations. The Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award. Options granted under the 2001 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.

     Certain Federal Income Tax Consequences. The following is a brief description of the federal income tax consequences generally arising with respect to awards under the 2001 Plan.

     Tax consequences to the Company and to participants receiving options will vary with the type of option. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option or a nonqualified option. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of Common Stock acquired on the date of exercise.

     If a participant sells shares of Common Stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of Common Stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of Common Stock), and (ii) the exercise price. Otherwise, a participant's disposition of shares of Common Stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of Common Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of Common Stock for the incentive stock option holding periods prior to disposition of the shares.

     Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation paid in excess of $1 million in any tax year to its five most highly compensated executives. However, compensation that qualifies as "performance-based compensation" is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it. The Company intends that (i) performance awards and (ii) options granted (a) with an exercise price at least equal to 100% of fair market value of the underlying shares of Common Stock at the date of grant and (b) to employees the Committee expects to be named executive officers at the time a deduction arises in connection with such awards, qualify as "performance-based compensation" so that these awards will not be subject to the Section 162(m) deduction limitations.

     The foregoing discussion is general in nature and is not intended to be a complete description of the federal income tax consequences of the 2001 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2001 Plan are urged to consult a tax advisor as to the tax consequences of participation.

     The 2001 Plan is not intended to be a "qualified plan" under Section 401(a) of the Internal Revenue Code.

     Approval of the 2001 Stock Option Plan requires the affirmative vote of a majority of the outstanding shares of the Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2001 STOCK OPTION PLAN.

             PROPOSAL 3 -- APPROVAL OF REINCORPORATION IN DELAWARE

     The Board has recommended and at the Annual Meeting the shareholders will be asked to authorize the change of the Company's state of incorporation from Colorado to Delaware. The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.


     In order to effect the Company's reincorporation in Delaware, the Company will be merged into a newly formed, wholly-owned subsidiary incorporated in Delaware. Prior to the merger, the Delaware subsidiary will not have engaged in any activities except in connection with the proposed transaction. The mailing address of the Delaware subsidiary's principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into the Delaware subsidiary. The full texts of the Reincorporation Agreement and the Certificate of Incorporation and Bylaws of the successor Delaware corporation under which the Company's business would be conducted after the merger are set forth as Appendix C, Appendix D, and Appendix E respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Appendices.


     The reincorporation of the Company in Delaware through the above-described merger (hereinafter referred to as the "Reincorporation") requires approval of the Company's shareholders by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

     In the following discussion of the proposed Reincorporation, the term "T-NETIX-CO" refers to the Company as currently organized as a Colorado corporation; the term "T-NETIX-DEL" refers to the new wholly-owned Delaware subsidiary of T-NETIX, Inc. that will be the surviving corporation after the completion of the transaction; and the term "Company" includes either or both, as the context may require, without regard to the state of incorporation.


     Upon shareholder approval of the Reincorporation, and upon acceptance for filing of appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of Colorado, T-NETIX-CO will be merged with and into T-NETIX-DEL pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Appendix D and Appendix E, respectively. Upon the effective time of the Reincorporation, each outstanding share of stock of T-NETIX-CO automatically will be converted into one share of the corresponding class of stock of T-NETIX-DEL. Outstanding options and warrants to purchase shares of Common Stock of T-NETIX-CO will be converted into options and warrants to purchase the same number of shares of the Common Sock of T-NETIX-DEL.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF T-NETIX-DEL. OUTSTANDING STOCK CERTIFICATES OF T-NETIX-CO SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

PRINCIPAL REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION

     The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company.

     Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

COMPARISON OF THE RIGHTS OF HOLDERS OF T-NETIX-CO COMMON STOCK AND T-NETIX-DEL COMMON STOCK

     T-NETIX-CO is a Colorado corporation and the Colorado Business Corporation Act and the Amended and Restated Articles of Incorporation and Bylaws of T-NETIX-CO govern the rights of its shareholders. T-NETIX-DEL is a Delaware corporation and the rights of it shareholders are governed by the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of T-NETIX-DEL.

SIGNIFICANT DIFFERENCES BETWEEN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BYLAWS OF T-NETIX-CO AND THE CERTIFICATE OF INCORPORATION AND BYLAWS OF T-NETIX-DEL

     The provisions of the Certificate of Incorporation and new Bylaws will be substantially similar to the Company's current Amended and Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws, as amended, except that the Certificate of Incorporation and new Bylaws will be governed by Delaware law.

     In addition, set forth below are certain significant differences, which could materially impact the rights of shareholders of T-NETIX-CO as compared to the rights of stockholders in T-NETIX-DEL.

SPECIAL MEETINGS

                                   T-NETIX-CO

     The Bylaws of T-NETIX-CO provides that special meetings of the shareholders may be called by the Chairman of the Board, the President, any Vice-President, the Board of directors, or the holders of not less than ten percent (10%) of all the shares entitled to vote at such meeting.


                                  T-NETIX-DEL


     The Certificate of Incorporation of T-NETIX-DEL provides that special meetings of the stockholders may only be called by the board of directors pursuant to a resolution adopted by a majority of the classified directors then serving, by the Chairman of the Board, or by any holder or holders of at least twenty-five percent (25%) of the outstanding shares of capital stock of the Company then entitled to vote on any matter for which the special meeting is being called.

AMENDMENT OF THE BYLAWS

                                   T-NETIX-CO

     The Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of T-NETIX-CO provided that the Bylaws may be amended, supplemented or repealed upon the affirmative vote at least a majority of the board of directors.

                                  T-NETIX-DEL

     The Bylaws of T-NETIX-DEL provide that the Bylaws may be adopted, amended, altered or repealed upon the affirmative vote of at least two-thirds ( 2/3) of the classified directors then serving; provided, however, that the stockholders may adopt, alter, amend or repeal bylaws made by the board of directors or make new bylaws solely upon the affirmative vote of the holders of at least two-thirds ( 2/3) of the outstanding shares of capital stock then entitled to vote.

AUTHORIZED CAPITALIZATION

                                   T-NETIX-CO


     T-NETIX-CO currently has an authorized capitalization of 70,000,000 shares of common stock, $0.01 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share of which 3,750 shares of preferred stock are designated as Series A Convertible Preferred Stock. T-NETIX-CO currently has 14,999,151 shares of its, common stock issued and outstanding on May 28, 2001. There are currently no shares of preferred stock, including Series A Convertible Preferred Stock, issued and outstanding.


                                  T-NETIX-DEL

     T-NETIX-DEL has an authorized capitalization of 70,000,000 shares of common stock $0.01 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. T-NETIX-DEL has not authorized any series or classes of preferred stock. If the proposed reincorporation is approved by the shareholders, T-NETIX-DEL will issue shares of its common stock to the current stockholders of T-NETIX-CO on a one-for-one basis. T-NETIX-DEL does not presently have any arrangements, agreements or undertakings with respect to the issuance of the remaining authorized shares of common stock other than pursuant to the reincorporation mentioned herein.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF COLORADO AND DELAWARE

     The corporation laws of Colorado and Delaware differ in many respects. Although all the differences are not described in this Proxy Statement, certain provisions, which could materially impact the rights of shareholders of T-NETIX-CO as compared to the rights of stockholders in T-NETIX-DEL, are discussed below.

REMOVAL OF DIRECTORS

     Directors may generally be removed with or without cause under the laws of both Colorado and Delaware, with the approval of a majority of the outstanding shares entitled to vote in an election of directors. However, no director may be removed if the number of votes cast against such removal would be sufficient to elect the director.

                                    COLORADO

     A director of a corporation that does not have a staggered board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Colorado corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. The Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of T-NETIX-CO do provide for the establishment of a classified board of directors but do not provide for cumulative voting.

                                    DELAWARE

     A director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation and Bylaws of T-NETIX-DEL do provide for a classified board of directors but do not provide for cumulative voting.

CLASSIFIED BOARD OF DIRECTORS

     A classified or staggered (the term used in the CBCA) board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process.

                                    COLORADO

     The T-NETIX-CO Amended and Restated Articles of Incorporation and Amended and Restated Bylaws do provide for the establishment of a staggered board. Colorado law permits, but does not require, a staggered board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. T-NETIX-CO currently has a staggered board of directors.

                                    DELAWARE

     Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The T-NETIX-DEL Certificate of Incorporation and Bylaws provide for the establishment of a classified board and T-NETIX-DEL intends to establish a classified board. The names of the board members and their respective classes are listed in the Certificate of Incorporation set forth in Annex 3.

INDEMNIFICATION AND LIMITATION OF LIABILITY OF DIRECTORS, OFFICERS AND OTHER AGENTS

     Delaware and Colorado have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt provisions in its articles or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty in certain cases. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability of directors, officers and other agents.

                                    COLORADO

     The Amended and Restated Articles of Incorporation of T-NETIX-CO eliminate the liability of directors to the corporation to the fullest extent permissible under Colorado law. Colorado law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violations of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

     Colorado law generally permits indemnification of director liability, including expenses actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in the case of conduct in an official capacity, in a manner he or she reasonably believed was in the best interests of the corporation or a benefit plan (if acting in a capacity with respect to such a plan). In other cases, the director is entitled to indemnification if his or her conduct was at least not opposed to the corporation's best interests. In a criminal proceeding, the director is entitled to indemnification if he or she had no reasonable cause to believe the conduct was unlawful.

                                    DELAWARE

     The Certificate of Incorporation of T-NETIX-DEL also eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of or otherwise relieve its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Delaware law generally permits indemnification of expenses, including attorney's fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

                                    COLORADO

     Without court approval, however, no indemnification is available in any action by or on behalf of the corporation (i.e., a derivative action) in which such person is adjudged liable to the corporation or in any other proceeding where the director is adjudged liable on the basis that he or she received an improper personal benefit. Colorado law requires indemnification of director expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

     A director may also apply for and obtain indemnification as ordered by a court under circumstances where the court deems the director is entitled to mandatory indemnification under Colorado law or when, under all the facts and circumstances, it deems it fair and reasonable to award indemnification even though the director has not strictly met the statutory standards. An officer is also entitled to apply for and receive court awarded indemnification to the same extent as a director.

     A corporation cannot indemnify its directors by any means (other than under a third party insurance contract) if to do so would be inconsistent with the limitations on indemnification set forth in the CBCA.

     A Colorado corporation may indemnify officers, employees, fiduciaries and agents to the same extent as directors, and may indemnify those persons to a greater extent than is available to directors if to do so does not violate public policy and is provided for in a bylaw, a general or specific action of the board of directors or shareholders or in a contract.

                                    DELAWARE

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to Colorado law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. A court may impose limitations on indemnification, however, based on principles of public policy.

     Delaware law provides that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Both Colorado and Delaware law require indemnification when a director or officer has successfully defended an action on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance under Colorado and Delaware law if the director or officer undertakes to repay the advances if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

INSPECTION OF SHAREHOLDER LIST

     Both Delaware and Colorado law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interests as a shareholder.

CONSIDERATION FOR ISSUANCE OF SHARES

                                    COLORADO

     Under Colorado law, shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation. The Amended and Restated Bylaws of T-NETIX-CO, however, state that neither promissory notes nor future services shall constitute payment or partial payment for shares.

     In addition, under Colorado law, shares may not be issued for consideration consisting of a promissory note of the subscriber or an affiliate of the subscriber unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note. The note must reflect a promise to pay independent of the collateral and cannot be a "nonrecourse" note.

     Under Colorado law, shares with a par value may be issued for consideration less than such par value. However, the Amended and Restated Bylaws of T-NETIX-CO provide that shares may not be issued for less than par value.

                                    DELAWARE

     Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

     In the absence of "actual fraud," in the transaction, the judgment of the board as to the value of the consideration shall be conclusive.

     No provisions restrict the ability of the board to authorize the issuance of stock for a promissory note of any type, including an unsecured or nonrecourse note or a note secured only by the shares.

     Shares with par value cannot be issued for consideration with a value that is less than the par value. Shares without par value can be issued for any consideration determined to be valid by the board.

DIVIDENDS AND REPURCHASES OF SHARES

                                    COLORADO

     Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. Colorado law permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

                                    DELAWARE


     The concepts of par value, capital and surplus are retained under Delaware law. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation to date, T-NETIX-CO has not paid any cash dividends.


SHAREHOLDER VOTING ON MERGERS AND CERTAIN OTHER TRANSACTIONS

     Both Delaware and Colorado law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

                                    COLORADO

     Colorado law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporations outstanding immediately before the effective date of the merger is an identical outstanding share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized, unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     Unless one of these exceptions are available, Colorado law requires that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

     The Amended and Restated Articles of Incorporation of T-NETIX-CO provided that in any and every action where the vote or concurrence of greater than a majority of shareholders is required, to the fullest extent permitted by Colorado law, as the same now exists or may hereafter be amended, such requirement shall be reduced to the vote or concurrence of a majority of the shareholders.

                                    DELAWARE

     Delaware law contains a similar exception to its voting requirements for reorganizations where shareholders of the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 80 percent of the voting power of the surviving or acquiring corporation or its parent entity.

     Both Delaware law and Colorado law also require that a sale of all or substantially all of the assets of a corporation otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

     Both Colorado and Delaware law generally do not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares or where the designation of the class of securities includes such a right.

STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS UNDER DELAWARE LAW

     In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation of a direct or indirect majority-owned subsidiary equal in aggregate market value of ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if:

          (i) Prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

          (ii) Upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

          (iii) On or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent of the outstanding voting stock not owned by the interested stockholder.

     Section 203 only applies to certain publicly held corporations that have a class of voting stock that is

          (i) Listed on a national securities exchange,

          (ii) Quoted on an interdealer quotation system of a registered national securities association or

          (iii) Held of record by more than 2,000 stockholders.

     Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, T-NETIX-DEL expressly elects to be governed by
Section 203 in its Certificate of Incorporation.

     Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for T-NETIX-DEL in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to T-NETIX-DEL will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for T-NETIX-DEL's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

INTERESTED DIRECTOR TRANSACTIONS

     Under both Delaware and Colorado law, contracts or transactions in which one or more of a corporation's directors has an interest are generally not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law (a) either the shareholders or the disinterested members of the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (b) the contract or transaction must have been fair as to the corporation. The same requirements apply under Delaware law, except that the fairness requirement is tested as of the time the transaction is authorized, ratified or approved by the board, the shareholders or a committee of the board. If board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.

LOANS TO DIRECTORS AND OFFICERS

                                    COLORADO

     The board of directors cannot make a loan to a director or officer (or any entity in which such person has an interest), or guaranty any obligation of such person or entity, until at least ten days after notice has been given to the shareholders who would be entitled to vote on the transaction if it were being submitted for shareholder approval.

                                    DELAWARE

     The board of directors may make loans to, or guaranties for, directors and officers on such terms as they deem appropriate whenever, in the board's judgment, the loan can be expected to reasonably benefit the corporation.

SHAREHOLDER DERIVATIVE SUITS

     Under both Delaware and Colorado law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

                                    COLORADO

     Provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

                                    DELAWARE

     Delaware does not have a similar bonding requirement.

APPRAISAL/DISSENTERS' RIGHTS

     Under both Delaware and Colorado law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal/dissenters' rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under both Delaware and Colorado law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

                                    COLORADO

     Dissenters' rights are not available to shareholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger or share exchange under certain provisions of Colorado law.

                                    DELAWARE

     Appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

                                    COLORADO

     Dissenters rights are not available to shareholders of a Colorado corporation with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Colorado law.

DISSOLUTION

                                    COLORADO

     If the board of directors initially approves the dissolution, it may be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Colorado law allows a Colorado corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Under Colorado law, shareholders may only initiate dissolution by way of a judicial proceeding.

                                    DELAWARE

     Unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the board of directors initially approves the dissolution may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. T-NETIX-DEL's Certificate of Incorporation contains no such supermajority requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of T-NETIX-DEL that had previously been approved by its Board of Directors.

VOTE REQUIRED


     The approval of a majority of the outstanding shares of the Company's Common Stock is required to reincorporate in Delaware. Proxies solicited by the Board will be voted in favor of the adoption of Proposal 3 to reincorporate the Company in Delaware unless otherwise indicated thereon.


     THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S REINCORPORATION IN DELAWARE.

        PROPOSAL 4 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     KPMG LLP has served as the Company's auditors for the year ended December 31, 2000. Management recommends that KPMG LLP be ratified as the principal accounting firm to be utilized by the Company throughout the year ending December 31, 2001.

     The Company anticipates that representatives of KPMG LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, the representatives of KPMG LLP will be afforded an opportunity to make a statement if they so desire.

     Ratification of the selection of KPMG LLP as the Company's independent auditors requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

AUDIT FEES


     The aggregate fees billed for professional services rendered by KPMG LLP for its audit of the Company's annual financial statements for the year ending December 31, 2000, and its reviews of the financial statements included in the Company's Forms 10-Q for that year, and all other audit related fees were $178,000. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audit and SEC registration statements.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     KPMG LLP billed no fees to the Company for financial information systems design and implementation during the year ending December 31, 2000.

ALL OTHER FEES

     KPMG LLP billed no fees to the Company for other fees during the year ending December 31, 2000.

AUDITOR INDEPENDENCE

     The Audit Committee has considered the effect that provision of the services described under "All Other Fees" may have on the independence of KPMG LLP. The Audit Committee has determined that provision of those services is compatible with maintaining the independence of KPMG LLP as the Company's principal auditor.

     Ratification of the selection of KPMG LLP as the Company's independent auditors requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S AUDITORS FOR 2001.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company at its principal executive offices not later than December 11, 2001, in order to be included in the proxy statement and form of proxy relating to the annual meeting.

                                  OTHER ITEMS

     The Board does not intend to present further items of business to the meeting and knows of no such items that will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may in their discretion determine.

                                            By Order of the Board of Directors,

                                            /s/ JOHN GIERSCHER
                                            ------------------------------------
                                            John Gierscher
                                            Assistant Corporate Secretary

Englewood, Colorado

June 1, 2001

                                                                      APPENDIX A

                 CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF
                           DIRECTORS OF T-NETIX, INC.

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance accounting and legal compliance.

     - Monitor the independence and performance of the Company's independence auditors.

     - Provide and avenue of communication among the independent auditors, management, and the Board of Directors

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the NASD/AMEX Exchange. The Audit Committee shall be comprised of at least three but no more than six, directors, as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting related financial management expertise.

     Audit Committee members shall be appointed by the Board of Directors. If an audit committee Chair is not designated or present, members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least 3 times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors' quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

  Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practice, and judgments.

     3. In consultation with management and the independent auditors consider the integrity of the Company's financial reporting process and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses, including the status of previous recommendations.

     4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  Independent Auditor

     5. The independent auditors are ultimately accountable to the Audit committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of the auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     9. Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Legal Compliance

     11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

  Other Audit Committee Responsibilities

     12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

                                                                      APPENDIX B

                                 T-NETIX, INC.

                             2001 STOCK OPTION PLAN

SECTION 1. PURPOSE

     This plan shall be known as the "T-NETIX 2001 STOCK OPTION PLAN" (the "Plan"). The purpose of the Plan is to promote the interests of T-NETIX, Inc. (the "Company") and its Subsidiaries and the Company's stockholders by (i) attracting and retaining key officers, employees, and directors of, and consultants to, the Company and its Subsidiaries and any future Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals, (iii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iv) encouraging ownership of stock in the Company by such individuals, and (v) linking their compensation to the long-term interests of the Company and its stockholders. With respect to any Options granted under the Plan that are intended to comply with the requirements of "performance-based compensation" under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.

SECTION 2. DEFINITIONS

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity's outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.

     (b) "Board" shall mean the board of directors of the Company.

     (c) "Change in Control" shall mean, unless otherwise defined in the applicable Option Agreement, any of the following events:

          (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13 (d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any subsidiary or (ii) the Company or any Subsidiary;

          (ii) The individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election or nomination for election by the Company's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i) or (iii) of this paragraph; or

          (iii) Approval by stockholders of the Company of:

             (A) A merger, consolidation or reorganization involving the Company, unless,

                (1) The stockholders of the Company immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                (2) The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; and

                (3) No Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

             (B) A complete liquidation or dissolution of the Company; or

             (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary)

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (e) "Committee" shall mean a committee of the Board composed of not less than two Non-Employee Directors, each of whom shall be a "Non-Employee Director" for purposes of Exchange Act Section 16 and Rule 16b-3 thereunder and an "outside director" for purposes of Section 162(m) and the regulations promulgated under the Code.

     (f) "Consultant" shall mean any consultant to the Company or its Subsidiaries or Affiliates.

     (g) "Director" shall mean a member of the Board.

     (h) "Disability" shall mean, unless otherwise defined in the applicable Option Agreement, a disability that would qualify as a total and permanent disability under the Company's then current long-term disability plan.

     (i) "Employee" shall mean a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (k) "Fair Market Value" with respect to the Shares, shall mean, for purposes of a grant of an Option as of any date, (i) the closing sales price of the Shares on any exchange on which the shares are traded, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith, by the Committee in its sole discretion, and for purposes of a sale of a Share as of any date, the actual sales price on that date.

     (l) "Incentive Stock Option" shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     (o) "Non-Qualified Stock Option" shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and is not intended to be an Incentive Stock Option.

     (p) "Non-Employee Director" shall mean a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.

     (q) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     (r) "Option Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Option, which may, but need not, be executed or acknowledged by a Participant.

     (s) "Option Price" shall mean the purchase price payable to purchase one Share upon the exercise of an Option.

     (t) "Outside Director" means, with respect to the grant of an Option, a member of the Board then serving on the Committee.

     (u) "Participant" shall mean any Employee, Director, Consultant or other person who receives an Option under the Plan.

     (v) "Person" shall mean any individual, corporation, partnership, limited liability company, associate, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     (w) "Retirement" shall mean, unless otherwise defined in the applicable Option Agreement, retirement of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates in accordance with the terms of the applicable Company retirement plan or, if a Participant is not covered by any such plan, retirement on or after such Participant's 65th birthday.

     (x) "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

     (y) "Section 16" shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

     (z) "Section 162 (m)" shall mean Section 162 (m) of the Code and the regulations promulgated thereunder and any successor or provision thereto as in effect from time to time.

     (aa) "Shares" shall mean shares of the Common Stock, $0.01 par value, of the Company.

     (bb) "Subsidiary" shall mean any Person (other than the Company) of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

SECTION 3. ADMINISTRATION

     3.1 Authority of Committee. The Plan shall be administered by the Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Options to Outside Directors, all references in the Plan to the Committee shall be deemed to be references to the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion to: (i) designate Participants; (ii) determine the type or types of Options to be granted to a Participant;

(iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with Options; (iv) determine the timing, terms, and conditions of any Option; (v) accelerate the time at which all or any part of an Option may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other securities, other Options or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Options, other property, and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Option made under, the Plan; (ix) except to the extent prohibited by Section 6.2, amend or modify the terms of any Option at or after grant with the consent of the holder of the Option; (x) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 10 hereunder to amend or terminate the Plan.

     3.2 Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Option.

     3.3 Action by the Committee. The Committee shall select one of its members as its Chairperson and shall hold its meetings at such times and places and in such manner as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The exercise of an Option or receipt of an Option shall be effective only if an Option Agreement shall have been duly executed and delivered on behalf of the Company following the grant of the Option or other Option. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business, as it shall deem advisable.

     3.4 Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Options to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Options held by Participants who are not officers or directors of the Company for purposes of
Section 16 or who are otherwise not subject to such Section.

     3.5 No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

SECTION 4. SHARES AVAILABLE FOR OPTIONS

     4.1 Shares Available. Subject to the provisions of Section 4.2 hereof, the stock to be subject to Options under the Plan shall be the Shares of the Company and the maximum number of Shares with respect to which Options may be granted under the Plan shall be 2,000,000. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2, the maximum number of Shares with respect to which Awards may be granted under the Plan shall be increased by the number of Shares with respect to which Options or other Awards were granted under the Company's 1991 Non-Qualified Stock Option Plan, 1991 Incentive Stock Option Plan or 1993 Incentive Stock Option Plan (collectively, the "Old Plans"), as of the effective date of this Plan, but which terminate, expire unexercised, or are settled for cash, forfeited or canceled without the delivery of Shares under the terms of such Old Plans after the effective date of this Plan.

     If, after the effective date of the Plan, any Shares covered by an Option granted under this Plan, or to which such an Option relates, are forfeited, or if such an Option is settled for cash or otherwise terminates, expires unexercised, or is canceled without the delivery of Shares, then the Shares covered by such Option, or to which such Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Options may be granted, to the extent of any such settlement, forfeiture, termination, expiration, or cancellation, shall again become Shares with respect to which Options may be granted. In the event that any Option or other Option granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Option are satisfied by the withholding of Shares by the Company, the number of Shares available for Options under the Plan shall be increased by the number of Shares so surrendered or withheld.

     4.2 Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee, in its sole discretion, to be appropriate, then the Committee shall, in such manner as it may deem equitable (and, with respect to Incentive Stock Options, in such manner as is consistent with Section 422 of the Code and the regulations thereunder): (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options under the Plan; and (3) the grant or exercise price with respect to any Option under the Plan, provided that the number of shares subject to any Option shall always be a whole number; (ii) if deemed appropriate, provide for an equivalent Option in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option.

     4.3 Substitute Options. Any Shares issued by the Company as Substitute Options in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Options under the Plan.

     4.4 Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of issued Shares that have been reacquired by the Company.

SECTION 5. ELIGIBILITY

     Any Employee, Director or Consultant shall be eligible to be designated a Participant; provided, however, that Outside Directors shall only be eligible to receive Options granted consistent with Section 7.

SECTION 6. STOCK OPTIONS

     6.1 Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares subject to each Option, the exercise price and the conditions and limitations applicable to the exercise of each Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option under this Plan may be granted additional Options under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option related thereto is granted) of the Shares with respect to which all Incentive Stock Options related to such Option are exercisable for the first time by an Employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of the Company and its Subsidiaries) exceeds $100,000 (or such higher amount as is permitted in the future under Section 422(d) of the Code, such Options shall be treated as Non-Qualified Stock Options.

     6.2 Price. The Committee in its sole discretion shall establish the Option Price at the time each Option is granted. Except in the case of Substitute Options, the Option Price of an Option may not be less than 100% of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option. Notwithstanding the foregoing and except as permitted by the provisions of Section 4.2 and Section 10 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or (ii) cancel such Options and grant substitute Options with a lower Option Price than the canceled Options.

     6.3 Term. Subject to the Committee's authority under Section 3.1 and the provisions of Section 6.5, each Option and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Option Agreement. The Committee shall be under no duty to provide terms of like duration for Options granted under the Plan. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted.

     6.4  Exercise.

          (a) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Option Agreement or thereafter. The Committee shall have full and complete authority to determine, subject to Section 6.5 herein, whether an Option will be exercisable in full at any time or from time to time during the tern of the Option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option as the Committee may determine.

          (b) The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.

          (c) An Option may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised. The exercise of an Option shall result in the termination of the other to the extent of the number of Shares with respect to which the Option is exercised.

          (d) Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Committee, (i) in whole Shares valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, or (ii) by a combination of such cash (or cash equivalents) and such Shares; provided, however, that the optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws, an Option may also be exercised by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price, together with any applicable withholding taxes. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares.

     6.5 Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Subsidiary or

Affiliate corporations (within the meaning of Section 422 (b) (6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c) (5) of the Code, and the Option Price shall be not less than 110% of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

SECTION 7. NON-EMPLOYEE DIRECTOR AND OUTSIDE DIRECTOR OPTIONS

     7.1 The Board may provide that all or a portion of a Non-Employee Director's annual retainer, meeting fees and/or other Options or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options. The Board shall determine the terms and conditions of any such Options, including the terms and conditions which shall apply upon a termination of the Non-Employee Director's service as a member of the Board, and shall have full power and authority in its discretion to administer such Options, subject to the terms of the Plan and applicable law.

     7.2 The Board may also grant Options to Outside Directors pursuant to the terms of the Plan. With respect to such Options, all references in the Plan to the Committee shall be deemed to be references to the Board.

SECTION 8. TERMINATION OF EMPLOYMENT

     The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Option upon a termination of employment with the Company, its Subsidiaries and Affiliates, including a termination by the Company with or without cause, by a Participant voluntarily, or by reason of death, Disability or Retirement, and may provide such terms and conditions in the Option Agreement or in such rules and regulations as it may prescribe. All Options which are not exercised prior to 90 days after the date a Participant ceases to serve as a Director, Employee or Consultant of the Company shall be forfeited.

SECTION 9. CHANGE IN CONTROL

     Subject to its authority under Section 3.1, the Committee in its sole discretion may establish the terms of any acceleration of vesting of Options upon a Change of Control at the time any Option is granted under the Plan or thereafter.

SECTION 10. AMENDMENT AND TERMINATION

     10.1 Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply.

     10.2 Amendments to Options. Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary.

     10.3 Adjustments of Options Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

SECTION 11. GENERAL PROVISIONS

     11.1 Limited Transferability of Options. Except as otherwise provided in the Plan, no Option shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution and/or as may be provided by the Committee in its discretion, at or after grant, in the Option Agreement. No transfer of an Option by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer.

     11.2 No Rights to Options. No Person shall have any claim to be granted any Option, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Options. The terms and conditions of Options need not be the same with respect to each Participant.

     11.4 Share Certificates. All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     11.5 Withholding. A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Option, from any payment due or transfer made under any Option or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Options or other property) of any applicable withholding or other taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

     11.6 Option Agreements. Each Option hereunder shall be evidenced by an Option Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Option and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Option Agreement, the terms of the Plan shall prevail.

     11.7 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options.

     11.8 No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Option Agreement.

     11.9 No Rights as Stockholder. Subject to the provisions of the Plan and the applicable Option Agreement, no Participant or holder or beneficiary of any Option shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares.

     11.10 Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Option Agreement shall be determined in accordance with the laws of the State of Colorado without giving effect to conflicts of laws principles.

     11.11 Severability. If any provision of the Plan or any Option Agreement is, or becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

     11.12 Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Participant, holder, or beneficiary.

     11.13 No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

     11.14 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     11.15 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 12. TERM OF THE PLAN

     12.1 Effective Date. The Plan shall be effective as of May 18, 2001 provided it is approved and ratified by the Company's stockholders on or prior to December 31, 2001.

     12.2 Expiration Date. No new Options shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after the tenth
(10th) anniversary of the Effective Date.

                                                                      APPENDIX C

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                                 T-NETIX, INC.
                            (A COLORADO CORPORATION)

                                      INTO

                                 T-NETIX, INC.
                            (A DELAWARE CORPORATION)

     First: T-NETIX, Inc., a corporation organized under the laws of the State of Colorado (the "Merging Corporation"), shall merge with and into its wholly-owned subsidiary, T-NETIX, Inc., a corporation organized under the laws of the State of Delaware (the "Surviving Corporation"), and the Surviving Corporation shall assume the liabilities and obligations of the Merging Corporation.

     Second: The presently issued and outstanding shares of capital stock of the Merging Corporation shall be converted on a one-for-one basis into shares of the capital stock, of the same class and series of the Surviving Corporation.

     Third: The presently issued and outstanding shares of the common stock, $0.01 par value, of the Surviving Corporation, issued to the Merging Corporation, shall be cancelled.

     Fourth: The authorized capital of the Surviving Corporation shall remain unchanged following the merger.

     Fifth: The Certificate of Incorporation of the Surviving Corporation, shall remain the Certificate of Incorporation of the Surviving Corporation.

     Sixth: The by-laws of the Surviving Corporation shall remain the by-laws of the Surviving Corporation.

     Seventh: The directors and officers of the Surviving Corporation shall remain the directors and officers of the Surviving Corporation and shall serve until their successors are elected and have qualified.

     Eighth: The officers of each corporation party to the merger shall be and hereby are authorized to do all acts and things necessary and proper to effect the merger.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Plan
of Merger as of the           day of             , 2001.

                                                   T-NETIX, INC. (a Colorado corporation)


                                                   By:
                                                      -----------------------------------------
Attest:


By:
   -----------------------------------------
                                                   T-NETIX, INC. (a Delaware corporation)


                                                   By:
                                                      -----------------------------------------
Attest:


By:
   -----------------------------------------

                                                                      APPENDIX D

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 T-NETIX, INC.

                                   ARTICLE I

     The name of the corporation is T-NETIX, Inc.

                                   ARTICLE II

     The registered office of the corporation in the State of Delaware is located at The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the corporation's registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

     The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

     The total number of shares of stock which the Corporation shall have authority to issue is 80,000,000 shares of capital stock, classified as (i) 70,000,000 shares of common stock, $0.01 par value ("Common Stock"), and (ii) 10,000,000 shares of preferred stock, $0.01 par value ("Preferred Stock").

     The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and Common Stock are as follows:

     1. PROVISIONS RELATING TO THE COMMON STOCK.

          (a) Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Common Stock held.

          (b) Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the Board of Directors or Committee at any time and from time to time out of any funds of the Corporation legally available therefor.

          (c) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this paragraph (c), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.

     2. PROVISIONS RELATING TO THE PREFERRED STOCK.

          (a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted, as hereinafter prescribed, by the entire board of directors of the Corporation ("Board of Directors") or (to the extent permitted by law) by any duly designated committee thereof ("Committee").

          (b) Authority is hereby expressly granted to and vested in the Board of Directors or Committee to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

             (i) whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

             (ii) the number of shares to constitute the class or series and the designations thereof;

             (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

             (iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

             (v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

             (vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

             (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

             (viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

             (ix) such other special rights and protective provisions with respect to any class or series as the Board of Directors or Committee may deem advisable.

          (c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors or Committee may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors or Committee may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

     3. GENERAL.

          (a) Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors or Committee, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

          (b) The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the Board of Directors or Committee. The Board of Directors or Committee shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

                                   ARTICLE V

     The number of directors constituting the Board of Directors shall be fixed by, or in the manner provided in, the bylaws of the Corporation, provided that such number shall be no less than one (plus such number of directors as may be elected from time to time pursuant to the terms of any series of Preferred Stock that may be issued and outstanding from time to time) and until changed in accordance with the manner prescribed by the bylaws shall be ten (10).

     The directors of the Corporation, whether now serving as such or hereafter elected (exclusive of directors who are elected pursuant to the terms of, and serve as representatives of the holders of, any series of Preferred Stock), shall be referred to herein as "Classified Directors" and shall be divided into three classes, with the first class referred to herein as "Class 1," the second class as "Class 2," and the third class as "Class 3." If the total number of Classified Directors equals a number divisible by three, then the number of directors in each of Class 1, Class 2, and Class 3 shall be that number of directors equal to the total number of directors divided by three. If, however, the total number of Classified Directors equals a number that is not divisible by three, each such class of directors shall consist of that number of directors as nearly equal in number as reasonably possible to the total number of directors divided by three, as determined by the Board of Directors in advance of each respective election of directors by holders of shares of capital stock of the Corporation then entitled to vote in such election. The term of office of the initial Class 1 directors shall expire at the 2002 annual meeting of stockholders, the term of office of the initial Class 2 directors shall expire at the 2003 annual meeting of stockholders and the term of office of the initial Class 3 directors shall expire at the 2004 annual meeting of stockholders, with each director to hold office until his successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the 2002 annual meeting, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Each director to hold office until such director's successor shall have been duly elected and qualified or until such director's earlier resignation or removal.

     Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by series or by class (excluding holders of Common Stock), to elect directors, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any amendment to this Certificate of Incorporation that designates a series of Preferred Stock), and such directors so elected by the holders of Preferred Stock shall not be divided into classes pursuant to this Article V unless expressly provided by such terms.

     Any or all Classified Directors may be removed, with cause, upon the affirmative vote of the holders of a majority of the outstanding shares of each class of capital stock of the Corporation then entitled to vote at an election of such Classified Directors. Except as may otherwise be provided by law, cause for removal shall exist only if the director whose removal is proposed (a) has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal, (b) has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of his duties to the Corporation in a matter of substantial importance to the Corporation, and such adjudication has become final and non-appealable, or (c) has missed twelve consecutive meetings of the Board of Directors.

     The name and address of each person who is to serve as a director until his term of office expires (as described below) or until his successor be elected and qualified, is as follows, and such person shall serve in the Class designated:

       NAME                                     MAILING ADDRESS                          CLASS
       ----                                     ---------------                          -----
2003   W. P. Buckthal........................   Suite 444                                2
                                                700 South Fillmore
                                                Amarillo, TX 79101-2444
2003   John H. Burbank, III..................   VCI Holdings                             2
                                                39th Floor
                                                1 Sansome Street
                                                San Francisco, CA 94104
2002   Daniel M. Carney......................   Gaelic Management                        1
                                                Tallgrass Executive Park
                                                Building 1900
                                                8100 East 22nd Street North
                                                Wichita, KS 67226-2319
2004   Richard E. Cree.......................   Suite 102                                3
                                                1544 Valwood Parkway
                                                Carrollton, TX 75006
2002   Robert A. Geist.......................   Rage, Inc.                               1
                                                P.O. Box 8904
                                                Mungerstation
                                                Wichita, KS 67208
2003   Martin T. Hart........................   Suite 250                                2
                                                2401 East 2nd Avenue
                                                Denver, CO 80206
2004   Thomas E. Larkin......................   Suite 102                                3
                                                1544 Valwood Parkway
                                                Carrollton, TX 75006
2002   James L. Mann.........................   SunGard Data Systems, Inc.               1
                                                1285 Drummers Lane
                                                Wayne, PA 19087-1586
2004   Daniel J. Taylor......................   Property Management                      3
                                                9323 East 37th Street North
                                                Wichita, KS 67226
2003   B. Holt Thrasher......................   Managing Director                        2
                                                Broadview
                                                One Bridge Plaza, Suite 500
                                                Fort Lee, NJ 07024-7502

                                   ARTICLE VI

All the powers of the Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors. In furtherance and not in limitation of that power, the Board of Directors shall have the power, upon the affirmative vote of at least two-thirds ( 2/3) of the Classified Directors then serving to make, adopt, alter, amend, and repeal from time to time the bylaws of the Corporation and to make from time to time new bylaws of the Corporation (subject to the right of the stockholders entitled to vote thereon to adopt, alter, amend, and repeal bylaws made by the Board of Directors or to make new bylaws); provided, however, that the stockholders of the Corporation shall be entitled to adopt, alter, amend, or repeal bylaws made by the Board of Directors or to make new bylaws solely upon the affirmative vote of the holders of at least two-thirds ( 2/3) of the outstanding shares of each class of capital stock of the Corporation then entitled to vote thereon.

                                  ARTICLE VII

     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under sec.291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under sec.279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths ( 3/4) in value of the creditors of class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                  ARTICLE VIII

     No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation of the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE IX

     The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the DGCL, as the same exists or may hereafter be amended.

     Such rights shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article IX is in effect. Any repeal or amendment of this Article IX shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article IX. Such right shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the DGCL.

     If a claim for indemnification hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the DGCL, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board of Directors or any Committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including the Board of Directors or any Committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification by the Corporation is not permissible.

     In the event of the death of any person having rights of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement, or otherwise.

     The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

     As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

                                   ARTICLE X

     The Corporation expressly elects to be governed by Section 203 of the DGCL.

                                   ARTICLE XI

     Special meetings of stockholders of the Corporation may only be called by the Board of Directors pursuant to a resolution adopted by a majority of the Classified Directors then serving, by the Chairman of the Board of Directors, or by any holder or holders of at least twenty-five percent (25%) of the outstanding shares of capital stock of the Corporation then entitled to vote on any matter for which the respective special meeting is being called.

                                  ARTICLE XII

     Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least two-thirds ( 2/3) of the outstanding shares of each class of capital stock of the Corporation then entitled to vote thereon shall be required to amend, alter, or repeal any one or more of Articles V, VI, VIII, IX, X, XI, XII, XIII and XV of this Certificate of Incorporation.

                                  ARTICLE XIII

     Any action which may be taken, or which is required by law or the Certificate of Incorporation or bylaws of the Corporation to be taken, at any annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

                                  ARTICLE XIV

     The name and the mailing address of the incorporator are:

NAME                                                 MAILING ADDRESS
----                                                 ---------------
Darrel A. Rice                                     901 Main Street
                                                   Suite 3100
                                                   Dallas, Texas 75202

                                   ARTICLE XV

     The corporation is to have perpetual existence.

                  Remainder of Page Intentionally Left Blank.
                            Signature Page Follows.

     I, THE UNDERSIGNED, being the sole incorporator of T-NETIX, Inc. do hereby execute this Certificate of Incorporation, declaring and certifying under penalties of perjury that the facts herein stated are true, and accordingly have
hereunto set my hand this      day of             , 2001.

                                            ------------------------------------
                                            Darrel A. Rice, Incorporator

                                                                      APPENDIX E

                                     BYLAWS

                                       OF

                                 T-NETIX, INC.
                             A DELAWARE CORPORATION

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
                                                                       E-3
ARTICLE ONE: OFFICES................................................
  1.1   Registered Office and Agent.................................   E-3
  1.2   Other Offices...............................................   E-3

                                                                       E-3
ARTICLE TWO: MEETINGS OF STOCKHOLDERS...............................
  2.1   Annual Meeting..............................................   E-3
  2.2   Special Meeting.............................................   E-3
  2.3   Place of Meetings...........................................   E-3
  2.4   Notice......................................................   E-3
  2.5   Notice of Stockholder Business; Nomination of Director
          Candidates................................................   E-4
  2.6   Voting List.................................................   E-5
  2.7   Quorum......................................................   E-5
  2.8   Required Vote; Withdrawal of Quorum.........................   E-5
  2.9   Method of Voting; Proxies...................................   E-5
  2.10  Record Date.................................................   E-6
  2.11  Conduct of Meeting..........................................   E-6
  2.12  Inspectors..................................................   E-6

                                                                       E-6
ARTICLE THREE: DIRECTORS............................................
  3.1   Management..................................................   E-6
  3.2   Number; Qualification; Election; Term.......................   E-6
  3.3   Change in Number............................................   E-7
  3.4   Vacancies...................................................   E-7
  3.5   Meetings of Directors.......................................   E-7
  3.6   First Meeting...............................................   E-7
  3.7   Election of Officers........................................   E-8
  3.8   Regular Meetings............................................   E-8
  3.9   Special Meetings............................................   E-8
  3.10  Notice......................................................   E-8
  3.11  Quorum; Majority Vote.......................................   E-8
  3.12  Procedure...................................................   E-8
  3.13  Presumption of Assent.......................................   E-8
  3.14  Compensation................................................   E-8

                                                                       E-9
ARTICLE FOUR: COMMITTEES............................................
  4.1   Designation.................................................   E-9
  4.2   Number; Qualification; Term.................................   E-9
  4.3   Authority...................................................   E-9
  4.4   Committee Changes...........................................   E-9
  4.5   Alternate Members of Committees.............................   E-9
  4.6   Regular Meetings............................................   E-9
  4.7   Special Meetings............................................   E-9

                                                                      PAGE
                                                                      ----
  4.8   Quorum; Majority Vote.......................................   E-9
  4.9   Minutes.....................................................   E-9
  4.10  Compensation................................................   E-9
  4.11  Responsibility..............................................   E-9

                                                                      E-10
ARTICLE FIVE: NOTICE................................................
  5.1   Method......................................................  E-10
  5.2   Waiver......................................................  E-10

                                                                      E-10
ARTICLE SIX: OFFICERS...............................................
  6.1   Number; Titles; Term of Office..............................  E-10
  6.2   Removal.....................................................  E-10
  6.3   Vacancies...................................................  E-10
  6.4   Authority...................................................  E-10
  6.5   Compensation................................................  E-10
  6.6   Chairman of the Board.......................................  E-10
  6.7   Chief Executive Officer.....................................  E-10
  6.8   President...................................................  E-11
  6.9   Vice Presidents.............................................  E-11
  6.10  Treasurer...................................................  E-11
  6.11  Assistant Treasurers........................................  E-11
  6.12  Secretary...................................................  E-11
  6.13  Assistant Secretaries.......................................  E-11
  6.14  Vice Chairman of the Board..................................  E-11

                                                                      E-12
ARTICLE SEVEN: CERTIFICATES AND STOCKHOLDERS........................
  7.1   Certificates for Shares.....................................  E-12
  7.2   Replacement of Lost or Destroyed Certificates...............  E-12
  7.3   Transfer of Shares..........................................  E-12
  7.4   Registered Stockholders.....................................  E-12
  7.5   Regulations.................................................  E-12
  7.6   Legends.....................................................  E-12

                                                                      E-12
ARTICLE EIGHT: MISCELLANEOUS PROVISIONS.............................
  8.1   Dividends...................................................  E-12
  8.2   Reserves....................................................  E-12
  8.3   Books and Records...........................................  E-13
  8.4   Fiscal Year.................................................  E-13
  8.5   Seal........................................................  E-13
  8.6   Resignations................................................  E-13
  8.7   Securities of Other Corporations............................  E-13
  8.8   Telephone Meetings..........................................  E-13
  8.9   Action Without a Meeting....................................  E-13
  8.10  Invalid Provisions..........................................  E-13
  8.11  Mortgages, etc..............................................  E-13
  8.12  Headings....................................................  E-14
  8.13  References..................................................  E-14
  8.14  Amendments..................................................  E-14

                                     BYLAWS

                                       OF

                                 T-NETIX, INC.
                             A DELAWARE CORPORATION

                                    PREAMBLE

     These bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware Corporation Law") and the certificate of incorporation ("Certificate of Incorporation") of T-NETIX, Inc., a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Delaware Corporation Law or the provisions of the Certificate of Incorporation, such provisions of the Delaware Corporation Law or the Certificate of Incorporation, as the case may be, will be controlling.

                              ARTICLE ONE: OFFICES

     1.1 Registered Office and Agent. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

     1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors of the Corporation may from time to time determine or as the business of the Corporation may require.

                     ARTICLE TWO: MEETINGS OF STOCKHOLDERS

     2.1 Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may be properly brought before the meeting.

     2.2 Special Meeting. A special meeting of the stockholders may be called by the board of directors pursuant to a resolution adopted by a majority of the Classified Directors (as defined in Section 3.2 hereof) then serving, by the Chairman of the Board, or by any holder or holders of record of at least twenty-five percent (25%) of the outstanding shares of capital stock of the Corporation then entitled to vote on any matter for which the respective special meeting is being called. A special meeting shall be held on such date and at such time as shall be designated by the person(s) calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting given in accordance with these bylaws or in a duly executed waiver of notice of such meeting.

     2.3 Place of Meetings. An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the board of directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

     2.4 Notice. Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

     2.5  Notice of Stockholder Business; Nomination of Director Candidates.

          (a) At annual meetings of the stockholders, only such business shall be conducted as shall have been brought before the meetings (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the board of directors, or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this
     Section 2.5, who shall be entitled to vote at such meeting, and who complies with the notice procedures set forth in this Section 2.5.

          (b) Only persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible to serve as directors. Nominations of persons for election to the board of directors may be made at a meeting of stockholders (i) by or at the direction of the board of directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this
     Section 2.5, who shall be entitled to vote for the election of directors at the meeting, and who complies with the notice procedures set forth in this
     Section 2.5.

          (c) A stockholder must give timely, written notice to the Secretary of the Corporation to nominate directors at an annual meeting pursuant to
     Section 2.5(b) hereof or to propose business to be brought before an annual or special meeting pursuant to clause (iii) of Section 2.5(a) hereof. To be timely in the case of an annual meeting, a stockholder's notice must be received at the principal executive offices of the Corporation not more than one hundred eighty (180) days nor less than one hundred twenty (120) days before the first anniversary of the preceding year's annual meeting. To be timely in the case of a special meeting or in the event that the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, a stockholder's notice must be received at the principal executive offices of the Corporation no later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made. For purposes of this Section 2.5(c), "public disclosure" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934. Such stockholder's notice shall set forth (i) with respect to each matter, if any, that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
     (ii) with respect to each person, if any, whom the stockholder proposes to nominate for election as a director, all information relating to such person (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director) that is required under the Securities Exchange Act of 1934, as amended, (iii) the name and address, as they appear on the Corporation's records, of the stockholder proposing such business or nominating such persons (as the case may be), and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, (iv) the class and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and (v) any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the board of directors, any person nominated for election as a director shall furnish to the Secretary of the Corporation the information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

          (d) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted, and no person shall be nominated to serve as a director, at an annual or special meeting of stockholders, except in accordance with the procedures set forth in this Section 2.5. The chairman of the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting, or that a nomination was not made, in accordance with the procedures prescribed by these bylaws and, if he shall so determine, he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted and any defective nomination shall be disregarded. A stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.5.

     2.6 Voting List. At least ten (10) days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the board of directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares of capital stock registered in the name of each stockholder. For a period of ten (10) days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

     2.7 Quorum. The holders of a majority of the outstanding shares of capital stock entitled to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the Certificate of Incorporation, or these bylaws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy (or, if no stockholder entitled to vote is present, any officer of the Corporation), may adjourn the meeting from time to time without notice other than announcement at the meeting (unless the board of directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     2.8 Required Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares of capital stock entitled to vote thereat who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of law, the Certificate of Incorporation, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question; provided, however, that the vote of the holders of a plurality of the outstanding shares of capital stock entitled to vote in the election of directors who are present, in person or by proxy, shall be required to effect elections of directors. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     2.9 Method of Voting; Proxies. Except as otherwise provided in the Certificate of Incorporation or by law, each outstanding share of capital stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

     2.10  Record Date.  For the purpose of determining stockholders entitled
(a) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (b) to receive payment of any dividend or other distribution or allotment of any rights, or (c) to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, for any such determination of stockholders, such date in any case to be not more than sixty (60) days and not less than ten (10) days prior to such meeting nor more than (sixty) 60 days prior to any other action. If no record date is fixed:

          (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

          (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     2.11 Conduct of Meeting. The Chairman of the Board, if such office has been filled, and, if such office has not been filled or if the Chairman of the Board is absent or otherwise unable to act, the Chief Executive Officer shall preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these bylaws or by resolution adopted by the board of directors, or if no officer has been given such authority, by some person appointed at the meeting.

     2.12 Inspectors. The board of directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count, and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

                            ARTICLE THREE: DIRECTORS

     3.1 Management. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors.

     3.2 Number; Qualification; Election; Term. The board of directors shall consist of no less than one director (plus such number of directors as may be elected from time to time pursuant to the terms of any series of preferred stock that may be issued and outstanding from time to time). Subject to the preceding sentence, the number of directors which shall constitute the whole board of directors shall from time to time be fixed and determined by resolution adopted by the board of directors. The directors of the Corporation (exclusive of directors who are elected pursuant to the terms of, and serve as representatives of the holders of, any series of preferred stock of the Corporation) shall be referred to herein as "Classified Directors" and shall be divided into three classes, with the first class referred to herein as "Class 1," the second class as "Class 2," and the third class as "Class 3." If the total number of Classified Directors equals a number divisible by three, then the number of directors in each of Class 1, Class 2, and Class 3 shall be that number of directors equal to the total number of directors divided by three. If, however, the total number of Classified Directors equals a number that is not divisible by three, each such class of directors shall consist of that number of directors as nearly equal in number as possible to the total number of directors divided by three, as determined by the board of directors in advance of each respective election of directors by holders of shares of capital stock of the Corporation then entitled to vote in such election. The term of office of the initial Class 1 directors shall expire at the 2002 annual meeting of stockholders, the term of office of the initial Class 2 directors shall expire at the 2003 annual meeting of stockholders and the term of office of the initial Class 3 directors shall expire at the 2004 annual meeting of stockholders, with each director to hold office until his successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the 2002 annual meeting, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Each director shall hold office until his successor shall have been duly elected and qualified or until such director's earlier resignation or removal.

     Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by series or by class (excluding holders of common stock), to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of the Certificate of Incorporation (including any amendment to the Certificate of Incorporation that designates a series of preferred stock), and such directors so elected by the holders of preferred stock shall not be divided into classes pursuant to this Section 3.2 unless expressly provided by the terms of the Certificate of Incorporation.

     3.3 Change in Number. No decrease in the number of directors constituting the entire board of directors shall have the effect of shortening the term of any incumbent director.

     3.4 Vacancies. Any or all Classified Directors may be removed for cause at any annual or special meeting of stockholders, upon the affirmative vote of the holders of a majority of the outstanding shares of each class of capital stock then entitled to vote in person or by proxy at an election of such Classified Directors, provided that notice of the intention to act upon such matter shall have been given in the notice calling such meeting. Newly created directorships resulting from any increase in the authorized number of directors and any vacancies occurring in the board of directors caused by death, resignation, retirement, disqualification, removal or other termination from office of any directors may be filled by the vote of a majority of the directors then in office, though less than a quorum, or by the affirmative vote, at a special meeting of the stockholders called for the purpose of filling such directorship, of the holders of a majority of the outstanding shares of capital stock then entitled to vote in person or by proxy at such meeting. Each successor director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his respective successor shall have been duly elected and qualified. Any newly created or eliminated directorships resulting from an increase or decrease in the authorized number of directors shall be appointed or allocated by the board of directors among the three classes of directors so as to maintain such classes as nearly equal in number as possible.

     3.5 Meetings of Directors. The directors may hold their meetings and may have an office and keep the records of the Corporation, except as otherwise provided by law, in such place or places within or without the State of Delaware as the board of directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

     3.6 First Meeting. Each newly elected board of directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders, and no notice of such meeting shall be necessary.

     3.7 Election of Officers. At the first meeting of the board of directors after each annual meeting of stockholders at which a quorum shall be present, the board of directors shall elect the officers of the Corporation.

     3.8 Regular Meetings. Regular meetings of the board of directors shall be held at such times and places as shall be designated from time to time by resolution of the board of directors. Notice of such regular meetings shall not be required.

     3.9 Special Meetings. Special meetings of the board of directors shall be held whenever called by the Chairman of the Board and Chief Executive Officer, or any director.

     3.10 Notice. The Secretary shall give notice of each special meeting to each director at least 24 hours before the meeting. Notice of any such meeting need not be given to any director who, either before or after the meeting, submits a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. The purpose of any special meeting shall be specified in the notice or waiver of notice of such meeting.

     3.11 Quorum; Majority Vote. At all meetings of the board of directors, a majority of the directors fixed in the manner provided in these bylaws shall constitute a quorum for the transaction of business. If at any meeting of the board of directors there is less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the Certificate of Incorporation, or these bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the board of directors. At any time that the Certificate of Incorporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

     3.12 Procedure. At meetings of the board of directors, business shall be transacted in such order as from time to time the board of directors may determine. The Chairman of the Board, if such office has been filled, and, if such office has not been filled or if the Chairman of the Board is absent or otherwise unable to act, the Chief Executive Officer shall preside at all meetings of the board of directors. In the absence or inability to act of such officers, a chairman shall be chosen by the board of directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the board of directors unless the board of directors appoints another person to act as secretary of the meeting. The board of directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

     3.13 Presumption of Assent. A director of the Corporation who is present at the meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     3.14 Compensation. The board of directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the board of directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

                            ARTICLE FOUR: COMMITTEES

     4.1 Designation. The board of directors may designate one or more committees.

     4.2 Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire board of directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

     4.3 Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the powers and authority of the board of directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by law, the Certificate of Incorporation, or these bylaws.

     4.4 Committee Changes. The board of directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

     4.5 Alternate Members of Committees. The board of directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

     4.6 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

     4.7 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two (2) days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

     4.8 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the Certificate of Incorporation, or these bylaws.

     4.9 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

     4.10 Compensation. Committee members may, by resolution of the board of directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

     4.11 Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed upon it or such director by law.

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

                              ARTICLE FIVE: NOTICE

     5.1 Method. Whenever by statute, the Certificate of Incorporation, or these bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

     5.2 Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the Certificate of Incorporation, or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                             ARTICLE SIX: OFFICERS

     6.1 Number; Titles; Term of Office. The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, a Secretary, and such other officers as the board of directors may from time to time elect or appoint, including one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the board of directors shall determine) and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

     6.2 Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     6.3 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal, or otherwise) may be filled by the board of directors.

     6.4 Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

     6.5 Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the board of directors; provided, however, that the board of directors may delegate the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman of the Board, the Chief Executive Officer or the President.

     6.6 Chairman of the Board. The Chairman of the Board shall be the chief officer of the Board of Directors, shall preside at all meetings of the Board of Directors, and shall have such other authority and perform such other duties as may be prescribed by the Board of Directors or these bylaws.

     6.7 Chief Executive Officer. The Chief Executive Officer shall have general and active management of the business of the Corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect, shall, if there is no Chairman of the Board, or in the absence or disability of the Chairman of the Board, preside at all meetings of the Board of Directors, and shall have such other authority and perform such other duties as may be prescribed by the Board of Directors or these bylaws.

     6.8 President. The President shall, subject to the direction of the Board of Directors, the Chairman of the Board, and the Chief Executive Officer, exercise direct charge of and general supervision over the business affairs and employees of the Corporation. He or she shall also have such other authority and perform such other duties as may be prescribed from time to time by the Board of Directors, the Chairman of the Board or these bylaws. The President shall, if there is no Chief Executive Officer, or in the absence or disability of the Chief Executive Officer, be the Chief Executive Officer of the Corporation, and perform the duties and exercise the powers of the Chief Executive Officer.

     6.9 Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, the Chief Executive Officer, or the President, and (in order of their seniority as determined by the board of directors or, in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

     6.10 Treasurer. The Treasurer shall have custody of the Corporation's funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the board of directors, and shall perform such other duties as may be prescribed by the board of directors, the Chairman of the Board, the Chief Executive Officer, or the President.

     6.11 Assistant Treasurers. Each Assistant Treasurer shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, the Chief Executive Officer, or the President. The Assistant Treasurers (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

     6.12 Secretary. Except as otherwise provided in these bylaws, the Secretary shall keep the minutes of all meetings of the board of directors and of the stockholders in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board, the Chief Executive Officer or the President, in the name of the Corporation, all contracts of the Corporation and affix the seal, if any, of the Corporation thereto. He may sign with the Chairman of the Board, the Chief Executive Officer or the President all certificates for shares of stock of the Corporation, and he shall have charge of the certificate books, transfer books, and stock papers as the board of directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the board of directors, the Chairman of the Board and Chief Executive Officer, and the President.

     6.13 Assistant Secretaries. Each Assistant Secretary shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, the Chief Executive Officer, or the President. The Assistant Secretaries (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

     6.14 Vice Chairman of the Board. The Vice Chairman of the Board shall have such powers and duties as may be provided herein or assigned to him by the board of directors or the Chairman of the Board.

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                  ARTICLE SEVEN: CERTIFICATES AND STOCKHOLDERS

     7.1 Certificates for Shares. Certificates for shares of stock of the Corporation shall be in such form as shall be approved by the board of directors. The certificates shall be signed by the Chairman of the Board, the Chief Executive Officer or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

     7.2 Replacement of Lost or Destroyed Certificates. The Corporation may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

     7.3 Transfer of Shares. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

     7.4 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     7.5 Regulations. The board of directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of certificates for shares of stock of the Corporation.

     7.6 Legends. The board of directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the board of directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

                    ARTICLE EIGHT: MISCELLANEOUS PROVISIONS

     8.1 Dividends. Subject to provisions of law and the Certificate of Incorporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the board of directors.

     8.2 Reserves. There may be created by the board of directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the board of directors shall consider beneficial to the Corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.

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     8.3  Books and Records.  The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and board of directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

     8.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by the board of directors; provided, that if such fiscal year is not fixed by the board of directors and the selection of the fiscal year is not expressly deferred by the board of directors, the fiscal year shall be the calendar year.

     8.5 Seal. The seal of the Corporation shall be such as from time to time may be approved by the board of directors.

     8.6 Resignations. Any director, committee member, or officer may resign by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     8.7 Securities of Other Corporations. The Chairman of the Board, the Chief Executive Officer or the President shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

     8.8 Telephone Meetings. Members of the board of directors and members of a committee of the board of directors may participate in and hold a meeting of such board of directors or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     8.9 Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or by these bylaws, any action required or permitted to be taken at a meeting of the board of directors, or of any committee of the board of directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the Board or committee, as the case may be.

     Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     8.10 Invalid Provisions. If any part of these bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

     8.11 Mortgages, etc. With respect to any deed, deed of trust, mortgage, or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary.

     8.12 Headings. The headings used in these bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

     8.13 References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

     8.14 Amendments. The board of directors may, upon the affirmative vote of at least two-thirds of the Classified Directors then serving, make, adopt, alter, amend, and repeal from time to time these bylaws and make from time to time new bylaws of the Corporation (subject to the right of the stockholders entitled to vote thereon to adopt, alter, amend, and repeal bylaws made by the board of directors or to make new bylaws); provided, however, that the stockholders of the Corporation may adopt, alter, amend, or repeal bylaws made by the board of directors or make new bylaws solely upon the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock then entitled to vote thereon.

                   Remainder of Page Intentionally Left Blank
                            Signature Page to Follow

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

     The undersigned Secretary of the Corporation hereby certifies that the foregoing bylaws were adopted by unanimous consent of the directors of the
Corporation as of           , 2001.


                                            ------------------------------------


                                            -----------------------------------,
                                            Secretary

REVOCABLE PROXY                   T-NETIX, INC.                  REVOCABLE PROXY

                     SOLICITED BY THE BOARD OF DIRECTORS FOR
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 28, 2001

         The undersigned holder of common stock of T-NETIX, Inc., a Colorado corporation (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders dated June 1, 2001, and, revoking any proxy heretofore given, hereby appoints Daniel M. Carney and Thomas E. Larkin, and each of them, with full power to each of substitution as attorneys and proxies to appear and vote all shares of common stock of the Company registered in the name(s) of the undersigned and held by the undersigned of record as of May 28, 2001, at the Annual Meeting of Stockholders of the Company to be held at The Omni Mandalay Hotel, 221 East Las Colinas Blvd., Irving, Texas, on June 28, 2001, at 10:00 a.m., and at any postponements and adjournments thereof, upon the following items as set forth in the Notice of Annual Meeting and to vote according to their discretion on all other matters which may be properly presented for action at the meeting. All properly executed proxies will be voted as indicated.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

1. To elect as directors the nominees listed below.
    [ ] FOR ALL nominees listed below         [ ] WITHHOLD AUTHORITY to vote
        (except as marked to the contrary).       for all nominees listed below.

Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

         Daniel J. Taylor            Richard E. Cree            Thomas E. Larkin

2. To approve the adoption of the 2001 Stock Option Plan
         [ ] For                     [ ] Against                [ ] Abstain


3. To approve the reincorporation of the Company as a Delaware corporation.
         [ ] For                     [ ] Against                [ ] Abstain

                            (Please See Reverse Side)

4. To ratify the selection of KPMG LLP, independent auditors, as auditors of the Company for the year ending December 31, 2001
         [ ] For                     [ ] Against                [ ] Abstain

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 4. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 4.

                   WITNESS my hand this_____day of________________________, 2001

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------
                                   Signature of Stockholder(s)

                   (Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please affix corporate seal. If a partnership, please sign in partnership name by authorized persons. If joint tenants, each joint tenant should sign.)

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

               I/WE DO____DO NOT____EXPECT TO ATTEND THIS MEETING.